____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  January 15, 1998





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           333-26581          Not Yet Available
-------------------------------      ------------       ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)


1585 Broadway
New York, New York                                            10036
-------------------                                           ----------
(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     ---------------
---------------------------------------------------------------------
(Former Name or Former Address if Changed Since Last Report)

----------------------------------------------------------------------------




Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.

Item 7.   Financial Statement and Exhibits
          --------------------------------



Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and

Certificateholders for January 15, 1998 Payment Date.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON RECREATIONAL VEHICLE
                                   ASSET BACKED TRUST 1997-1


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory



Dated:  January 30, 1998



                                 Exhibit Index


Exhibit                                                     Page
_______                                                     ____

Exhibit 1:  Monthly Distribution Statement to the Noteholders and
            Certificateholders for January 15, 1998 Payment Date.





			BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1997-1

Accounting Date:			1/9/98
Determination Date:			1/14/98
Monthly Payment Date:			1/15/98
Collection Period Ending:	       12/31/97

I.		COLLECTION ACCOUNT SUMMARY

	Total Available Funds
        ---------------------
		Principal and Interest Payments Received (including Prepayments)	22,950,113.08
		Net Liquidation Proceeds (including Rebates/Insurance Amounts)		    48,596.75
		Current Monthly Interest Shortfall/Excess			          -281,070.62
		Amount of Withdrawal, if any, from Reserve Account			         0.00
		Purchase Amounts for Repurchased Receivables				         0.00

	TOTAL AVAILABLE FUNDS							        22,717,639.21

II.		SIMPLE INTEREST EXCESS OR SHORTFALLS

		Amount of Interest Payments Due During the Collection Period
                for Receivables                                                          6,191,338.45
		Amount of Interest Payments Received During the Collection Period 	 6,472,409.07
		for Receivables
		Amount of Current Month Simple Interest Excess/Shortfall	          -281,070.62

III.		CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

		Specified Reserve Account Balance (lesser of 1% of the
                Initial Pool Balance and the Outstanding		                 8,523,274.21
		Principal Balance of the Notes and Certificates)
		Deposits to Reserve Account (only if Reserve Account is less than
                the Specified Reserve Account Balance)					         0.00
		Withdrawals from Reserve Account (to the extent that there
                are shortfalls on payments of Interest or Principal)			         0.00
		Amount in Reserve Account as of Determination Date (excluding
                amount to be paid on next Payment Date)					 8,523,274.21

IV.		COLLECTIONS ON RECEIVABLES

a)	Interest and Principal Payments Received
        ------------------------------------------------
		Interest Payments Received			                         6,472,409.07
		Scheduled Principal Payments Received					 5,885,213.81
		Principal Prepayments Received					        10,592,490.20
		Total Interest and Principal Payments Received			        22,950,113.08

b)	Liquidation Proceeds
        ---------------------------
		Gross Recovery Proceeds of Liquidated Receivables
                (including Rebates/Insurance)						    51,700.00
		minus  Reasonable Expenses						     3,103.25
		Net Liquidation Proceeds						    48,596.75

c)	Purchase Amount - Loans Repurchased from Trust
        ----------------------------------------------------
		Amount Allocable to Interest						         0.00
		Amount Allocable to Principal						         0.00

	TOTAL COLLECTED FUNDS							        22,998,709.83


V.		CALCULATION OF SERVICING AND TRUSTEE FEES

	Pool Balance of Receivables as of the First Day of Collection Period           787,490,103.73
		multiplied by Servicer Fee Rate						        0.50%
		divided by Months per Year						           12
	SERVICING FEE AMOUNT							           328,120.88

	TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)				               208.33


VI.		POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
        ------------------
		Initial Pool Balance						       852,327,421.00
		Pool Balance as of Preceding Accounting Date			       787,490,103.73
		Pool Balance as of the Current Accounting Date			       769,351,031.23
		Age of Pool in Months						                    5



b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)

          Current Month	                Number of Loans      Principal Balance        Percentage
          -------------                 ---------------      -----------------
            30-59 Days Delinquent	   184	               4,792,908.89		0.623%
	    60-89 Days Delinquent	    51	               1,346,125.33		0.175%
	    90-119 Days Delinquent	    28	                 799,729.92		0.104%
	    120+ Days Delinquent	    29	                 885,237.94		0.115%
	    Defaults for Current Period	    24	                 672,956.57		0.087%


	Schedule of Liquidated Loans   **SEE ATTACHMENT     - N/A THIS MONTH
        ------------------------------------------------
		Description of Vehicle
		Account Number
		Original Principal Balance of Liquidated Loans
		Outstanding Principal Balance of the Liquidated Loan
		Gross Recovery
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date
		Liquidation Date

	Current Period Defaulted Receivables  **SEE ATTACHMENT - SEE ATTACHMENT
        ------------------------------------------------------
		Description of Vehicle
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses (prior to charge-off)
		Chargeoff Date

	Schedule of Repossession Inventory  **SEE ATTACHMENT
        ----------------------------------------------------
		Description of Vehicle
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses (prior to charge-off)
		Chargeoff Date
		Repossession Date

	Current Period Realized Losses
        ------------------------------
		Current Month Realized Losses						    55,904.79
		Preceding Realized Losses 						    15,793.48
		Second Preceding Realized Losses						 0.00


VII.	DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

	Total Pool Factor							         902.64728350
	Note Pool Factor							         896.43323450
	Certificate Pool Factor							        1000.00000000
	Class A-9 Interest and Principal Account                                           469,625.00

a)	Noteholders Monthly Interest Distributable Amount
        -------------------------------------------------
		Class A-1						                         0.00
		Class A-2						                   532,848.99
		Class A-3						                   696,854.17
		Class A-4						                   474,750.00
		Class A-5						                   608,541.67
		Class A-6						                   375,666.67
		Class A-7						                   486,000.00
		Class A-8						                   202,195.00
		Class A-9						                         0.00
		Class A-10						                   106,500.00

	Noteholders Monthly Principal Distributable Amount
        --------------------------------------------------
		Class A-1						                         0.00
		Class A-2						                18,139,072.50
		Class A-3						                         0.00
		Class A-4						                         0.00
		Class A-5						                         0.00
		Class A-6						                         0.00
		Class A-7						                         0.00
		Class A-8						                         0.00
		Class A-9						                         0.00
		Class A-10						                         0.00

b)	Certificateholders' Monthly Interest Distributable Amount	                   297,464.33
	Certificateholders' Monthly Principal Distributable Amount                               0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)								 22,717,639.21
minus:   BKB Servicing Fee								   328,120.88
Plus:     Trustee Fee								               208.33


TOTAL WIRE TO CHASE								        22,389,726.66


	Accelerated Principal
	RV Deal


Certificate Date	System Month-End Date	Accelerated Principal

12/15/97	            11/30/97	           794,418.66
 1/15/98	            12/31/97	           988,411.92




TOTAL		                                 1,782,830.58

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